Financial Income and Expense, Net (Tables)	12 Months Ended
Dec. 31, 2024
Financial Income and Expense, Net [Abstract]
Schedule of Financial Income and Expense, Net

The financial income and expense, net for the years ended December 31, 2024, 2023 and 2022, is composed of the following:

	2024	2023	2022
Financial income:
Income on financial investments	460	328	209
Interest income	1,147	799	638
Discounts obtained	6	15	42
Mercos deferred and contingent consideration adjustment	-	-	16,029
Subscription rights fair value adjustment	-	3,933	-
Exchange variation (foreign exchange profit)	86	2,096	-
Total	1,699	7,171	16,918
Financial expenses:
Contingent consideration fair value adjustments(i)	-	(40,535)	(16,294)
Interest on contingent consideration	(53,091)	-	-
Earnout penalty	(2,520)	-	-
Interest on loans, financing and debentures	(10,629)	(12,985)	(12,425)
Subscription rights fair value adjustment	-	-	(1,334)
Other interest and expense	(8,039)	(6,579)	(3,388)
Exchange variation (foreign exchange losses)	(12,604)	(95)	(111)
Exposure premium expense	-	(2,087)	(96)
Total	(86,883)	(62,281)	(33,648)
Financial income and expense, net	(85,184)	(55,110)	(16,730)

(i)	The increase in the fair value adjustment of contingent consideration as of December 31, 2023, is due to the remeasurement of the contingent consideration, driven by higher revenue and interest recorded in 2023 compared to 2022. As of December 31, 2024, all installments were considered overdue and therefore we used amortized cost based on actual revenues, instead of FVTPL based on projected revenues.